Earnings Per Share (Reconciliation Of PG&E Corporation's Income Available For Common Shareholders And Weighted Average Shares Of Common Stock Outstanding For Calculating Diluted EPS) (Details) (USD $)
In Millions, except Per Share data, unless otherwise specified
	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Earnings Per Share [Abstract]
Income available for common shareholders	$ 814	$ 816	$ 844
Weighted average common shares outstanding, basic	444	424	401
Add Incremental Shares From Assumed conversions:
Employee share-based compensation	1	1	1
Weighted average common shares outstanding, diluted	445	425	402
Net earnings per common share, basic	$ 1.83	$ 1.92	$ 2.1
Total earnings per common share, diluted	$ 1.83	$ 1.92	$ 2.1